DREYFUS MONEY MARKET INSTRUMENTS, INC.

GOVERNMENT SECURITIES SERIES

(Ticker/DMMXX)

MONEY MARKET SERIES

(Ticker/DMIXX)

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Government Securities Series and Money Market Series (each, a "series") of Dreyfus Money Market Instruments, Inc. (the "Fund"), dated May 1, 2010, as the Prospectus may be revised from time to time.  To obtain a copy of the Fund's Prospectus, please contact your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556‑0144, visit www.dreyfus.com, or call one of the following numbers:

                                      Call Toll Free 1-800-645-6561

                                       In New York City – Call 1-718-895-1206

                                       Outside the U.S. – Call 516-794-5452

            The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page

Description of the Fund and Series.....................................................................................................................

Management of the Fund...................................................................................................................................

Management Arrangements...............................................................................................................................

How to Buy Shares...........................................................................................................................................

Shareholder Services Plan.................................................................................................................................

How to Redeem Shares....................................................................................................................................

Shareholder Services........................................................................................................................................

Determination of Net Asset Value.....................................................................................................................

Dividends, Distributions and Taxes....................................................................................................................

Portfolio Transactions.......................................................................................................................................

Information About the Fund and Series...............................................................................................................

Counsel and Independent Registered Public Accounting Firm............................................................................

Appendix..........................................................................................................................................................

DESCRIPTION OF THE FUND AND SERIES

            The Fund was incorporated under Maryland law on December 30, 1974, and began offering shares of the Money Market Series on April 28, 1975.  On April 23, 1979, shareholders of the Fund authorized the issuance and sale of shares of the Government Securities Series.  The Fund is an open-end management investment company, known as a money market mutual fund.  Each series is a diversified fund, which means that, with respect to 75% of its total assets, the series will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

            The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.

            MBSC Securities Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

            The following information supplements and should be read in conjunction with the Fund's Prospectus.

            U.S. Government Securities.  Each series may invest in securities issued or guaranteed by the U.S. Government, which include U.S. Treasury securities, that differ in their interest rates, maturities and times of issuance such as Treasury Bills, Treasury Notes and Treasury Bonds.  In addition, each series may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

            Bank Obligations.  (Money Market Series only)  The Money Market Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

            Certificates of deposit ("CDs") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

            Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

            Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

            Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC").  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by the Money Market Series are insured by the FDIC (although such insurance may not be of material benefit to the Money Market Series, depending upon the principal amount of the CDs of each bank held by the Money Market Series) and are subject to Federal examination and to a substantial body of Federal law and regulation.

            As a result of Federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

            Obligations of foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branches or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.  Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

            Obligations of United States branches of these foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

            In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:  (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

            In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or foreign branches of domestic banks or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case‑by‑case basis.

            Commercial Paper.  (Money Market Series only)  The Money Market Series may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by the Money Market Series will consist only of direct obligations issued by domestic and foreign entities.  The other corporate obligations in which the Money Market Series may invest consist of high quality, dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

            Floating and Variable Rate Obligations.  (Money Market Series only)  The Money Market Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.  Variable rate demand notes include master demand notes which are obligations that permit the Money Market Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Money Market Series, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Money Market Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

            Foreign Government Obligations; Securities of Supranational Entities.  (Money Market Series only)  The Money Market Series may invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Money Market Series may invest.  Such securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Asset-Backed Securities.  (Money Market Series only)  The Money Market Series may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

            Repurchase Agreements.  Each series may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price.  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The Fund's custodian or sub-custodian will have custody of, and will segregate securities acquired by the series under a repurchase agreement.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission (“SEC”) to be loans by the series that enters into them.  In connection with its third-party repurchase transactions, the Fund will engage only eligible sub-custodians that meet requirements set forth in section 17(f) of the Investment Company Act of 1940, as amended (the “1940 Act”).  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the series' ability to dispose of the underlying securities.  Each series may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be “collateralized fully” pursuant to the 1940 Act)  or collateralized by securities other than U.S. Government securities such as corporate bonds, assets-backed securities and privately issued mortgage-related securities of investment grade or below investment grade credit quality (“credit collateral”).  Transactions that are collateralized fully enable the Fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit collateral require the Fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities.  Fixed-income securities rated Baa/BBB or higher by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Ratings (“Fitch”) are known as investment grade bonds.  Investment grade and below investment grade bonds involve degrees of credit risks, which relates to the likelihood that the bond issuer will pay interest and repay principal on a timely basis.  Fixed-income securities rated Ba/BB or lower by Moody’s, S&P, and Fitch are regarded as below investment grade (i.e., “junk” bonds) and are considered speculative in terms of the issuer’s creditworthiness. Up to 20% of the value of the Government Securities Series’ net assets may consist of repurchase agreements collateralized by credit collateral.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the series will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

            Illiquid Securities.  Each series may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the series' investment objective.  Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, the series is subject to a risk that should the series desire to sell them when a ready buyer is not available at a price the series deems representative of their value, the value of the series' net assets could be adversely affected.

Investment Techniques

            The following information supplements and should be read in conjunction with the Fund's Prospectus.

            Borrowing Money.  Each series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  Each series, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of a series' total assets, the series will not make any additional investments.

            Lending Portfolio Securities.  (Government Securities Series only) The Government Securities Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the series remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The series also has the right to terminate a loan at any time.  The series may call the loan to vote proxies if a material issue affecting the series' investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Government Securities Series' total assets (including the value of all assets received as collateral for the loan).  The series will receive collateral consisting of cash or U.S. Treasury securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of cash, the series will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment the Government Securities Series may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the series derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the series may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Government Securities Series will also bear the risk of any decline in value of securities acquired with cash collateral.  The series will minimize this risk by limiting the investment of cash collateral to U.S. Treasury securities or repurchase agreements.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, the Fund may lend money to, and/or borrow money from, certain other funds advised by Dreyfus or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  The Fund’s participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations.  The Fund will borrow through the Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day’s notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

            Forward Commitments.  (Money Market Series only)  The Money Market Series may purchase and sell securities on a forward commitment or when-issued basis or delayed; delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Money Market Series enters into the commitment, but the Money Market Series does not make payment until it receives delivery from the counterparty.  The Money Market Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Money Market Series may sell these securities before the settlement date if it is deemed advisable.  The Money Market Series will segregate permissible liquid assets at least equal at all times to the amount of the commitment.

            Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment or when-issued basis may expose the Money Market Series to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued basis when the Money Market Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Money Market Series’ net assets and its net asset value per share.

Certain Investment Considerations and Risks

General.  The Fund attempts to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

            Foreign Securities.  Since the Money Market Series' portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Money Market Series may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers.  Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on these securities to investors located outside the country of the issuer.

            Bank Securities.  To the extent the Money Market Series' investments are concentrated in the banking industry, the series will have correspondingly greater exposure to the risk factors which are characteristic of such investments.  Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses.  In addition, the value of and the investment return on the Money Market Series' shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions.  The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment Restrictions

            Under normal circumstances, the Government Securities Series invests in short-term securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements.  The Fund has adopted a policy to provide shareholders of the Government Securities Series with at least 60 days' prior notice of any change in its policy to invest the series' assets.  The Fund's investment objective is a fundamental policy, which cannot be changed, as to a series, without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such series.  In addition, the Fund has adopted investment restrictions numbered 1 through 8, with respect to each series, investment restriction numbered 11, with respect to the Government Securities Series only, and investment restrictions numbered 12 and 13, with respect to the Money Market Series only, as fundamental policies.  Investment restrictions numbered 9 and 10 are not fundamental policies and may be changed, as to a series, by a vote of a majority of the Fund's Board members at any time.  Neither series may:

            1.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the series’ total assets.)

            2.         Pledge, hypothecate, mortgage or otherwise encumber its assets except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes.

            3.         Sell securities short or purchase securities on margin.

            4.         Write or purchase put or call options.

            5.         Underwrite the securities of other issuers.

            6.         Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

            7.         Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the series’ total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the series. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

            8.         Invest in companies for the purpose of exercising control.

            9.         Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

            10.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the series' net assets would be so invested.

The following investment restriction numbered 11, which is a fundamental policy, applies only to the Government Securities Series.  The Government Securities Series may not:

11.       Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

            The following investment restrictions numbered 12 and 13, which are fundamental polices, apply only to the Money Market Series.  The Money Market Series may not:

            12.       Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer.  Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Money Market Series will not invest more than 5% of its assets in the obligations of any one bank.

            13.       Invest less than 25% of its assets in obligations issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Notwithstanding the foregoing, if at some future date available yields on bank securities are significantly lower than yields on other securities in which the Money Market Series may invest, the Money Market Series may invest less than 25% of its assets in bank obligations.

            If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

Board of the Fund

Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Fund's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Fund's Board members not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Fund's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (66) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

(1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Peggy C. Davis (67) Board Member (2006)

Shad Professor of Law, New York University School of Law

Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

N/A

David P. Feldman (70) Board Member (1994)	Corporate Director and Trustee	BBH Mutual Funds Group (4 registered mutual funds), Director (1992 - present) QMed, Inc., a healthcare company, Director (1999 - 2007)

James F. Henry (78) Board Member (1974)	Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation	N/A

Ehud Houminer (69) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - present)

Dr. Martin Peretz (70) Board Member (1974)	Editor-in-Chief of The New Republic Magazine (1974 - present) Director of TheStreet.com, a financial information service on the web (1996 - present)	N/A

Each Board member has been a Board member of other Dreyfus mutual funds for over ten years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•        Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  Mr. DiMartino has been a Director of The Muscular Dystrophy Association since 1986.

•         Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis has also served as Chair of the Board of the Russell Sage Foundation.

•         David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets.  Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets. Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the New York Stock Exchange Inc.

•         James F. Henry – Mr. Henry is the former President of The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation.  He also serves as an Advisor to the Elaw Forum, which provides consulting services with respect to managing corporate legal costs, and as an Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice).

•         Ehud Houminer - Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•         Dr. Martin Peretz – Dr. Peretz has been the editor-in-chief of The New Republic since 1974.  Dr. Peretz is also the co-founder and a director of TheStreet.com.  Previously, Dr. Peretz was a member of the faculty of Harvard University from 1966 through 2002.  He currently serves on the boards of a number of significant non-profit organizations.

Additional Information about the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act.  The function of the audit committee is to (i) oversee the Fund's accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.  The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Fund also has a standing evaluation committee comprised of any one Board member.  The function of the evaluation committee is to assist in valuing the series' investments.  The audit committee met four times, and the compensation, evaluation and nominating committees did not meet during the fiscal year ended December 31, 2009.

The table below indicates the dollar range of each Board member's ownership of series shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	Government Securities Series	Money Market Series	Aggregate Holding of Funds in the Dreyfus Family of Funds for Which Responsible as a Board Member
Joseph S. DiMartino	None	None	Over $100,000
Peggy C. Davis	None	None	Over $100,000
David P. Feldman	None	None	Over $100,000
James F. Henry	None	None	Over $100,000
Ehud Houminer	None	None	Over $100,000
Dr. Martin Peretz	None	None	$50,000 - $100,000

As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Currently, the Fund and ten other funds (comprised of 33 portfolios) in the Dreyfus Family of Funds pay each Board member their respective allocated portion of an annual retainer of $85,000, and a fee of $10,000 for each regularly scheduled Board meeting attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings that are conducted by telephone.  The Chairman of the Board receives an additional 25% of such compensation and the Audit Committee Chairman receives an additional $15,000 per annum.  The Fund also reimburses each Board member for travel and out of pocket expenses in connection with attending Board or committee meetings.  Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each current Board member by the Fund for the fiscal year ended December 31, 2009, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parentheses next to each Board member’s total compensation) during the year ended December 31, 2009, were as follows:

Name of Board Member	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex Paid to Board Members (**)

Joseph S. DiMartino	$30,010	$873,427 (192)
Peggy C. Davis	$23,359	$242,090 (58)
David P. Feldman	$26,587	$201,593 (53)
John M. Fraser, Jr. †	$9,792	$32,500 (36)
James F. Henry	$24,068	$136,000 (36)
Ehud Houminer	$24,068	$221,500 (67)
Rosalind Gersten Jacobs††	$27,450	$92,295 (12)
Dr. Paul A. Marks†††	$12,073	$63,500 (36)
Gloria Messinger††††	$22,871	$128,073 (36)
Dr. Martin Peretz	$24,068	$137,000 (36)

_______________________

*              Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $2,356 for the Government Securities Series and $4,014 for the Money Market Series.

**           Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the series, for which the Board member serves.

†              Emeritus Board member since May 24, 2000.

††            Emeritus Board member since December 31, 2005.

†††          Emeritus Board member since December 31, 2006.

††††        Emeritus Board member since November 28, 2009.

Officers of the Fund

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 62 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.   Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.  Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager.  He is 39 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

            The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

            The Fund's Board members and officers, as a group, owned less than 1% of each series’ shares outstanding on April 15, 2010.

            The following shareholder was known by the Fund to own of record 5% or more of the outstanding voting securities of the indicated series as of April 15, 2010:

Government Securities Series:  Citigroup Global Markets, Inc. 333 W. 34th St., New York, NY 10001-2402 – 85.0798%

Money Market Series:  Citigroup Global Markets, Inc. 333 W. 34 th St., New York, NY 10001-2402 – 98.1771%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a series' voting securities may be deemed a "control person" (as defined in the 1940 Act) of that series.

MANAGEMENT ARRANGEMENTS

            Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services of institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

            Management Agreement. The Manager provides management services to the series pursuant to a Management Agreement (the "Agreement") between the Manager and the Fund.  As to each series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each series, the Agreement is terminable without penalty on not more than 60 days' notice, by the Fund’s Board or by vote of a majority of the outstanding voting securities of such series or, on 90 days' notice, by the Manager.  The Agreement will terminate automatically, as to the relevant series, in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice-President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice-President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller;  Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Ronald P. O’Hanley III, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Service Agents”) in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

The Fund, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities including securities that may be purchased or held by the Fund. The Code of Ethics subjects the personal securities transactions of the Manager’s employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also are subject to the oversight of BNY Mellon's Investment Ethics Committee (the “Committee”).  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Portfolio Management.  The Manager manages the series’ portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund’s Board.   The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities.  The Fund's portfolio managers are Bernard W. Kiernan, Jr., Patricia A. Larkin, James C. O'Connor and Thomas Riordan.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

In managing the Fund, Dreyfus will draw upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligible securities for the Fund and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon’s central Risk Management Department (the “Risk Department”) as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by the Fund, the Fund is not required to sell that security.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised buy BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Fund, with respect to the series, are borne by the Fund, except to the extent specifically assumed by the Manager.  The expenses borne by the Fund, with respect to the series, include:  taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees, or holders of 5% or more of the outstanding voting securities of the Manager, SEC fees, state Blue Sky qualification fees, advisory fees, charges of registrars and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, all costs of insurance obtained other than under a blanket policy covering one or more other investment companies managed by the Manager, costs attributable to investor services (including, allocable telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses.  Expenses attributable to a particular series are charged against the assets of that series; other expenses of the Fund are allocated between the series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each series. All fees and expenses are accrued daily and deducted before declaration of dividends to investors.

            As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of each series' average daily net assets.  The management fees payable by the Money Market Series to the Manager for the fiscal years ended December 31, 2009, 2008 and 2007 amounted to $8,370,866, $9,327,416, and $4,765,148, respectively.  For the fiscal years ended December 31, 2009, 2008 and 2007, the amounts payable by the Money Market Series were reduced by $1,160,014, $2,228,935, and $1,133,311, respectively, pursuant to an undertaking by the Manager, resulting in net fees paid of $7,210,852 in 2009, $7,098,481 in 2008, and $3,631,837 in 2007.  The management fees payable by the Government Securities Series to the Manager for the fiscal years ended December 31, 2009, 2008 and 2007 amounted to $3,594,596, $2,719,060, and $1,458,695, respectively.  For the fiscal years ended December 31, 2009, 2008 and 2007, the amounts payable by the Government Securities Series were reduced by $3,174,772, $594,628, and $401,487, respectively, pursuant to an undertaking by the Manager, resulting in net fees paid of $419,824 in 2009, $2,124,432 in 2008, and $1,057,208 in 2007.

            The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, excluding taxes, brokerage commissions, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1% of the average value of the net assets of either series for the fiscal year, the Fund may deduct from the management fees charged to the series, or the Manager will bear, such excess amount.

            The aggregate of the fees payable to the Manager is not subject to reduction as the value of a series' net assets increases.

            Distributor.  The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation”.

            The Distributor may pay Service Agents a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (“Retirement Plans”), or other programs.  The term “Retirement Plans” does not include IRAs, IRA “Rollover Accounts” or IRAs set up under Simplified Employee Pension Plans (“SEP-IRAs”).  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any shareholder services fees or other expenses paid by the series to those intermediaries.  Because these payments are not made by you or a series, the series’ total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing.”  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommended or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of series shares.

            The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as the Fund's custodian.  Under a custody agreement with the Fund, the Custodian holds the series' securities and keeps all necessary accounts and records.  The Custodian has no part in determining the investment policies of the series or which securities are to be purchased or sold by the series.  For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

            General.  Shares of each series are sold without a sales charge.  You may be charged a fee if you effect transactions in shares of either series through a Service Agent.  You will be charged a fee if an investment check is returned unpayable.  Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.

The Fund reserves the right to reject any purchase order.  The Fund will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Fund will not accept cash, travelers’ checks, or money orders as payment for shares.

            As discussed under “Management Arrangements-Distributor”, Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            The minimum initial investment in the Money Market Series is $50,000, unless you are a client of a Service Agent, which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $50,000.  The minimum initial investment in the Government Securities Series is $2,500 or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500.  Subsequent investments in either series must be at least $100.  However, the minimum initial investment in the Government Securities Series is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b) (7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases.  The initial investment must be accompanied by the Account Application.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment in the Government Securities Series is $1,000.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment in the Government Securities Series is $50.  The Fund reserves the right to offer shares of the Government Securities Series without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund.  Shares of each series are offered without regard to the minimum initial or subsequent investment requirements to shareholders purchasing shares through wrap fee accounts or other fee-based programs. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

            Shares of each series also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services."  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

            Each series' shares are sold on a continuous basis at the net asset value per share next determined after an order and Federal Funds (monies of member banks within the Federal Reserve system which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.  If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested.

            The net asset value per share of each series is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange or, with respect to the Money Market Series, the Transfer Agent is open for regular business.  The Fund also may process purchase and sale orders and calculate its net asset value on days that the series’ primary trading markets are open and the Fund’s management determines to do so.  Net asset value per share is computed by dividing the value of the net assets of each series (i.e., the value of its assets less liabilities) by the total number of shares of such series outstanding.  See "Determination of Net Asset Value."

If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared on that day.  If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, your shares will begin to accrue dividends on the following business day.  Qualified institutions may telephone orders for purchase of either series' shares.  Shares purchased by telephone order placed with the Distributor or its designee in New York by 12:00 Noon, Eastern time, will receive the dividend on such shares declared on that day if Federal Funds are received by the Transfer Agent by 4:00 p.m., Eastern time.

            Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.  If you are a customer of a securities dealer, bank or other financial institution and your order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order.  The order is effective only when so converted and received by the Transfer Agent.  If you have a sufficient Federal Funds or cash balance in your brokerage account with a securities dealer, bank or other financial institution, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

            Procedures for Multiple Accounts.  Special procedures have been designed for banks and other institutions that wish to open multiple accounts.  The institution may open a single master account by filing one application with the Transfer Agent and may open individual sub-accounts at the same time or at some later date.  The Transfer Agent will provide each institution with a written confirmation for each transaction in a sub‑account.  Duplicate confirmations may be transmitted to the beneficial owner of the sub‑account at no additional charge.  Upon receipt of funds for investments by interbank wire, the Transfer Agent will promptly confirm the receipt of the investment by telephone or return wire to the transmitting bank, if the investor so requests.

            The Transfer Agent also will provide each institution with a monthly statement setting forth, for each sub‑account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

            Dreyfus TeleTransfer Privilege.  You may purchase Fund shares of either series by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

            Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature‑guaranteed.  See "How to Redeem Shares‑‑Dreyfus TeleTransfer Privilege."

            Transactions Through Securities Dealers.  Fund shares may be purchased and redeemed through securities dealers which may charge a transaction fee for such services.  Some dealers will place the Fund's shares in an account with their firm.  Dealers also may require the following: that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

            There is no sales or service charge by the Fund or the Distributor although investment dealers, banks and other financial institutions may make reasonable charges to investors for their services.  The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund.  The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same‑day investment of client funds; same‑day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment.  Any such fees will be deducted monthly and on smaller accounts could constitute a substantial portion of distributions.  Small, inactive, long‑term accounts involving monthly service charges may not be in the best interest of investors.  You should be aware that you may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

            Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

            The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses the Distributor an amount not to exceed the annual rate of 0.25% of the value of each series' average daily net assets for certain allocated expenses and/or providing personal services and/or maintaining shareholder accounts.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services relating to the maintenance of shareholder accounts.

            A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan.  The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

            The fees paid by the Money Market Series and the Government Securities Series pursuant to the Plan for the fiscal year ended December 31, 2009 amounted to $285,357 and $164,992, respectively.

HOW TO REDEEM SHARES

General.  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay redemption of such shares, and the redemption proceeds may not be transmitted to you, for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder® order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

            Checkwriting Privilege.  The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

            Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds.  Checks should not be used to close an account.

            You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment of payment, if they are otherwise in good order.  If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by BNY Mellon.

            Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter, or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the redemption request is received by the Transfer Agent in proper form prior to 12:00 Noon, New York time, on such day; otherwise, the Fund will initiate payment on the next business day.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

            To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

            Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege.  See "How to Buy Shares‑‑Dreyfus TeleTransfer Privilege."

            Share Certificates; Signatures.  Any certificate representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

            Redemption Commitment.  The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90‑day period to the lesser of $250,000 or 1% of the value of the relevant series' net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from a series in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the relevant series in case of an emergency or any time a cash distribution would impair the liquidity of such series to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the series' portfolio is valued.  If the recipient sold such securities, brokerage charges might be incurred.

            Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

            Fund Exchanges.  You may purchase, in exchange for shares of a series of the Fund, shares of the Fund's other series, or shares of another fund in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.         Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.        Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

            To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

            To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic or online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

            To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

            Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value set forth above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under IRA accounts and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

            Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com. Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund reserves the right to reject any exchange request in whole or in part.  The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

            Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

            Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.

            Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

            Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan.  To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent.  For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.  You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s).  The Fund may modify or terminate this Program at any time.  Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and rollover IRAs.

            Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.         Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.        Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.        Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

            Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

            Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.  The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent.  Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

            Corporate Pension/Profit‑Sharing and Personal Retirement Plans.  The Government Securities Series makes available to corporations a variety of prototype pension and profit‑sharing plans, including a 401(k) Salary Reduction Plan.  In addition, the Government Securities Series makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans.  Plan support services also are available.

            If you wish to purchase shares of the Government Securities Series in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP‑IRA, you may request from the Distributor forms for adoption of such plans.

            The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.

            Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.  Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds.  Purchases for these plans may not be made in advance of receipt of funds.

            You should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

            Amortized Cost Pricing.  The valuation of each series’ portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

            The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of each series’ portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the series’ net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.  In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued.  Other investments and assets will be valued at fair value as determined in good faith by the Board.

            The extent of any deviation between a series’ net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board.  If such deviation exceeds 1/2%, the Board will consider promptly what action, if any, will be initiated.  In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

            New York Stock Exchange and Transfer Agent Closings.  The holidays (as observed) on which the New York Stock Exchange and the Transfer Agent are closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  In addition, the New York Stock Exchange is closed on Good Friday.

DIVIDENDS, DISTRIBUTIONS AND TAXES

            Management believes that each series has qualified for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended December 31, 2009.  Each series intends to continue to so qualify if such qualification is in the best interests of its shareholders.  Such qualification relieves the series of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.  As a regulated investment company, each series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a regulated investment company, the series must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain assets diversification and other requirements.  The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

            The Fund ordinarily declares dividends from each series' net investment income on each day the New York Stock Exchange or, with respect to the Money Market Series, the Transfer Agent is open for business.  Each series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  Dividends usually are paid on the last business day of each month and automatically are reinvested in additional shares of the series from which they were paid at net asset value or, at your option, paid in cash.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

            If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

            Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

                                                                                                                                                                             PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.  If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Under the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account.  In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated.  As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met.  Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission.  However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate)  will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of a fund's transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager.  Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a “spread.”  Other portfolio transactions may be executed through brokers acting as agent.  A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received.  The Manager also places transactions for other accounts that it provides with investment advice.

When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account.  In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned.  In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

No brokerage commissions have been paid by the Fund to date.

Regular Broker-Dealers.  The Fund may acquire securities issued by one ore more of it’s “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities.  The following is a list with respect to each series that acquired securities of its regular brokers or dealers for the fiscal year ended December 31, 2009, the issuer of the securities and the aggregate value per issue, as of December 31, 2009, of such securities:

Money Market Series: Barclays Capital Inc. - $50,000,000; Banc of America Securities LLC - $24,000,000; and Abbey National Securities Inc. - $60,000,000.

Government Securities Series: Barclays Capital Inc. - $20,000,000; Greenwich Capital Markets, Inc. - $5,000,000; Credit Suisse Securities (USA) Inc. - $10,000,000; J.P Morgan Securities Inc. - $15,000,000; Goldman, Sachs & Co. - $29,000,000; and Morgan Stanley - $20,000,000.

            Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings, at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com.  In addition fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund will disclose daily on www.dreyfus.com the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings.  The funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund’s custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of the fund’s portfolio holdings may be authorized only by the fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund’s Board.

INFORMATION ABOUT THE FUND AND SERIES

            Each series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non‑assessable.  Series shares are of one class and have equal rights as to dividends and in liquidation.  Shares have no pre‑emptive, subscription, or conversion rights and are freely transferable.

            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of Board members or the appointment of independent registered accounting firm.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office.  Shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

            The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.  For certain matters shareholders vote together as a group; as to others they vote separately by series.

            To date, the Board has authorized the creation of two series of shares.  All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, one series are treated separately from those of the other series.  The Fund has the ability to create, from time to time, new series without shareholder approval.

            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

            The Fund sends annual and semi‑annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038‑4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

            Ernst & Young LLP, 5 Times Square, New York, New York 10036,  an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.

APPENDIX

            Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch"), and Thomson BankWatch, Inc. ("BankWatch").

Commercial Paper and Short-Term Ratings

            The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.  Capacity for timely payment on issues with an A-2 designation is strong.  However, the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short‑term promissory obligations.  This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

            The rating Fitch-1 (Highest Credit Quality) is the highest commercial paper rating assigned by Fitch and indicates the strongest capacity for timely payment of financial commitments.  The rating Fitch-2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch.  Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.  Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

Bond and Long-Term Ratings

            Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest.  Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degree from issues rated AAA.

            Bonds rated Aaa are judged by Moody's to be of the best quality.  Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high‑grade bonds.  Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long‑term risks appear somewhat larger.  Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category.  The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid‑range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

            Bonds rated AAA by Fitch are judged by Fitch to be of the highest credit quality.  The AAA rating by Fitch denotes the lowest expectation of credit risk.  The AAA rating is assigned by Fitch only in case of exceptionally strong capacity for timely payment of financial commitments; the capacity is highly unlikely to be adversely affected by foreseeable events.  Bonds rated AA by Fitch are judged by Fitch to be of very high credit quality.  The AA rating by Fitch denotes a very low expectation of credit risk.  The AA rating by Fitch indicates a very strong capacity for timely payment of financial commitments; the capacity is not significantly vulnerable to foreseeable events.

            Fitch also assigns a rating to certain international and U.S. banks.  A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties.  In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings.  In addition, Fitch assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above.  Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk.  Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

            In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E.  BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries.  In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution.  BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.